EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Quanta Capital Holdings Ltd. (the "Company") on Form 10-Q for the fiscal quarter ended September 30, 2004 as filed with the Securities and Exchange Commission (the "Report") and pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, I, Tobey J. Russ, Chief Executive Officer, certify that to the best of my knowledge:

1.    The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 4, 2004

/s/ Tobey J. Russ
Tobey J. Russ
(Principal Executive Officer)